UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2022

THC Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55994	26-0164981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11700 W Charleston Blvd. #73 Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

(833)-420-8428

(Registrant’s telephone number, including area code)

Not applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)(1) Previous independent registered public accounting firm:

Boyle CPA, LLC:

(i)	On March 2, 2022, we notified Boyle CPA, LLC (“Boyle”) of their dismissal as our independent registered public accounting firm.

(ii)

Boyle has not issued a report on our financial statements for the fiscal year ending July 31, 2021, and the report of Boyle on the Company’s financial statements as of and for the fiscal years ending July 31, 2020 and 2019, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles except as set forth in subparagraph (iii) below.

(iii)

The report of Boyle on the Company’s financial statements as of and for the years ending July 31, 2020 and 2019, contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has incurred net losses, and has an accumulated deficit and has a net capital deficiency.

(iv)	Our Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

(v)

Through our fiscal years ending July 31, 2021 and 2020, there have been no disagreements with Boyle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Boyle would have caused them to make reference thereto in their report on the financial statements. Through the interim period from July 31, 2021, to March 3, 2022, there have been no disagreements with Boyle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Boyle would have caused them to make reference thereto in their report on the financial statements.

(vi)	We have authorized Boyle to respond fully to the inquiries of the successor accountant.

(vii)	During the years ended July 31, 2021 and 2020, and the interim period through March 3, 2022, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

(viii)

We provided a copy of the foregoing disclosures to Boyle prior to the date of the filing of this report and requested that Boyle furnish us with a letter addressed to the U.S. Securities & Exchange Commission stating whether or not it agrees with the statements in this report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(a)(2) New independent registered public accounting firm:

Gries & Associates, LLC:

On or about January 11, 2022, we engaged Gries & Associates, LLC (“Gries”) of Denver, Colorado, as independent registered public accounting firm to audit our financial statements for the fiscal year ended July 31, 2021. On March 1, 2022, we engaged Gries to audit our financial statements for the fiscal year ended July 31, 2020. During the fiscal years ended July 31, 2021 and 2020, and prior to March 1, 2022 (the date of the latest engagement with Gries), we had not consulted with Gries regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)

The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that Gries concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)

Any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Boyle regarding change in certifying accountant (filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THC Therapeutics, Inc.

Dated: March 4, 2022	By:	/s/ Brandon Romanek
Brandon Romanek
Chief Executive Officer

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